EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)

In connection with the accompanying Quarterly Report of ERHC Energy Inc. (the “Company”) on Form 10-Q for the period ended December 31, 2006 (the “Report”), I, Nicolae Luca, Director and Acting Chief Executive Officer of the Company, hereby certify that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ Nicolae Luca	February 9, 2007
Nicolae Luca
Director and Acting Chief Executive Officer